SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Event [Text Block]	SUBSEQUENT EVENT On January 3, 2019, the Company acquired Costa in exchange for $4.9 billion of cash. Costa is a coffee company with retail outlets in over 30 countries, a coffee vending operation, for-home coffee formats and a state-of-the-art roastery. We believe this acquisition will allow us to increase our presence in the hot beverages market platform. We are currently in the process of finalizing the accounting for this transaction and expect to complete our preliminary allocation of the purchase consideration to the assets acquired and liabilities assumed by the end of the first quarter of 2019.